JOHN HANCOCK SPECIAL VALUE FUND

                 Supplement to Prospectus dated August 30, 1996


The Portfolio Securities section on page 12 of the Prospectus is deleted and replaced with the following:

         The fund invests primarily in the common stocks of U.S.  companies.  It
         may  also  invest  in  warrants,   preferred   stocks  and  convertible
         securities.

         The fund may invest up to 50% of assets in foreign securities (including American Depository Receipts), and under normal circumstances may invest up to 15% of net assets in debt securities, including convertible securities, that may be rated as low as CC/Ca and their unrated equivalents (junk bonds). To a limited extent the fund also may invest in certain higher-risk securities and may engage in other investment practices.

         For temporary defensive purposes, the fund may invest some or all of its assets in investment-grade short term securities.




The Higher-Risk Securities and Practices table on page 27 of the Prospectus is amended as follows:

         The fund may invest up to 15% of net assets in non-investment-grade debt securities.





December 3, 1996

                         JOHN HANCOCK SPECIAL VALUE FUND
                              Class A and B Shares
                       Statement of Additional Information

                                 August 30, 1996
                           as revised December 3, 1996

         This Statement of Additional Information provides information about John Hancock Special Value Fund (the "Fund") in addition to the information that is contained in the combined Growth and Income Funds' Prospectus (the "Prospectus"), dated August 30, 1996.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                            Page
Organization of the Fund .................................................    2
Investment Objective and Policies ........................................    2
Investment Restrictions ..................................................   13
Those Responsible for Management .........................................   16
Investment Advisory, Sub-Advisory and Other Services......................   25
Distribution Contract ....................................................   27
Net Asset Value ..........................................................   29
Initial Sales Charge on Class A Shares ...................................   29
Deferred Sales Charge on Class B Shares ..................................   32
Special Redemptions ......................................................   34
Additional Services and Programs .........................................   35
Description of the Fund's Shares .........................................   36
Tax Status ...............................................................   37
Calculation of Performance ...............................................   42
Brokerage Allocation .....................................................   43
Transfer Agent Services ..................................................   44
Custody of Portfolio .....................................................   44
Independent Auditors .....................................................   45
Appendix..................................................................  A-1
Financial Statements .....................................................  F-1

ORGANIZATION OF THE FUND

         John Hancock Special Value Fund (the "Fund") is organized as a separate, diversified series of John Hancock Capital Series (the "Trust"), an open-end management investment company which is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust was organized in 1984 by John Hancock Advisers, Inc. (the "Adviser") as the successor to John Hancock Growth Fund, Inc., a Delaware corporation organized in 1968 by the John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. Prior to October 1, 1993 the Trust was known as "John Hancock Growth Fund."

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek capital appreciation with income a secondary consideration. The Fund will seek to achieve its objective by investing primarily in equity securities that are undervalued when compared to alternative equity investments. There can be no assurance that the objective of the Fund will be realized. See the discussion of the Fund's goals, strategies and risks in the Prospectus.

         The equity securities in which the Fund will invest include common stocks, preferred stocks, convertible debt securities and warrants of U.S. and foreign issuers. In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard and Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria. These securities are collectively referred to as "special value" securities.

         The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return.

         The Fund's investments may include securities of both large, widely traded companies and smaller, less well known issuers. Higher risks are often associated with investments in companies with smaller market capitalizations. These companies may have limited product lines, markets and financial resources, or they may be dependent upon smaller or inexperienced management groups. In addition, trading volume of such securities may be limited, and historically the market price for such securities has been more volatile than securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

         The Fund's investments in fixed-income securities may include U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities of U.S. and foreign issuers. Under normal market conditions, the Fund's investments in fixed-income securities are not expected to exceed 15% of the Fund's net assets. The market value of fixed-income securities varies inversely with changes in the prevailing levels of interest rates. The market value of convertible securities, while influenced by the prevailing level of interest rates, is also affected by the changing value of the equity securities into which they are convertible. The Fund may purchase fixed-income debt securities with stated maturities of up to thirty years.

Lower Rated High Yield "High Risk" Debt Obligations. The fixed-income securities in which the Fund may invest, may be rated as low as CC by S&P or CA by Moody's and unrated securities of comparable credit quality as determined by the Adviser. Fixed-income securities that are rated below BBB by S&P or Baa by Moody's indicate obligations that are speculative to a high degree and are often in default.

         Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's, such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings or securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its on going debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

         Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investment in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both types of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

         The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Advisers will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33_% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Financial Futures Contracts. The Fund may buy and sell stock index and other financial futures contracts and options on futures contracts to hedge against changes in securities prices, interest rates and currency exchange rates and other market conditions or for speculative purposes. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security or foreign currency values or in other market conditions. Although other techniques could be used to reduce the Fund's exposure to market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund may enter into financial futures contracts for hedging purposes and for speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund's transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of transactions in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial futures positions.

         Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market, interest rate or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Advisers believe that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Advisers might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. The Fund may buy and sell call and put options on futures contracts to hedge against changes in securities prices, interest rates and currency exchange rates and other market conditions or for speculative purposes. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. The Fund's options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. Options on futures contracts involve risks similar to the risks of transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes --i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for Federal income tax purposes.

         When the Fund purchases financial futures contracts, writes put options thereon or purchases call options thereon, cash or liquid securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in which it may invest and on indices composed of securities in which it may invest on up to 100% of its net assets in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options on these securities and indices. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies.

         The Fund will write listed and over-the-counter call options only if they are "covered", which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or the exercise price of the covering call is greater than the exercise price of the call written, in the latter case only if the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash or liquid securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time as or later than the put written.

         When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Securities and Exchange Commission (the "SEC") has taken the position that OTC options are subject to the Fund's 15% restriction on illiquid investments. The SEC, however, allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 _% of its total assets.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Advisers. The Fund will not engage in speculative forward currency transactions.

         If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Investment in Foreign Securities. The Fund may invest up to 50% of its assets in securities of foreign issuers, including American Depository Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by an American bank or trust company. They evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between that information and the market value of the unsponsored ADR.

         Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be quoted and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in the relationship of the U.S. dollar and other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. There may also be difficulty in enforcing legal rights outside the United States. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, the expense ratios of international funds generally are higher than those of domestic funds. This is because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing.

         Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities is less frequent than in the U.S., which could affect the liquidity of the Fund's investments.

         In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these nations.

         These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, unstable currencies or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

         The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

         Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Code for that year.

Short-Term Trading and Portfolio Turnover. Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's particular portfolio securities may be changed without regard to their holding period (subject to certain tax restrictions) when the Advisers deem that this action is appropriate in view of a change in the issuer's financial or business operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves corresponding higher transaction expenses and may make it more difficult for the Fund to qualify as a regulated investment company for Federal income tax purposes. It is anticipated that, under normal market conditions, the Fund's annual portfolio turnover rate will be less than 100%.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of the Fund's outstanding voting securities which, as used in the Prospectus, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at the meeting or (2) the holders of more than 50% of the Fund's outstanding shares.

         The Fund observes the following fundamental investment restrictions.

         The Fund may not:

(1) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Fund as the result of ownership of securities.

(2) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

(3) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(4) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(6) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(7) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (6) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9)      Issue senior securities, except as permitted by paragraphs (2), (3) and
         (6) above. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (7) above are not deemed to be senior securities.

         In connection with the lending of portfolio securities under item (2) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions

         The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

         The Fund may not:

(a) purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operation prior to the purchase if such purchase would cause the Fund's investment in all such issuers to exceed 5% of the value of the Fund's total assets.

(c) invest for the purpose of exercising control over or management of any company.

(d) purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds. The Fund may not purchase the shares of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees.

(e) knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

(f) invest in interests in oil, gas or other mineral exploration or development programs; provided, however, that this restriction shall not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(g) purchase warrants if as a result (i) more than 5% of the Fund's net assets, valued at the lower of cost or market value, would be invested in warrants or (ii) more than 2% of its net assets would be invested in warrants, valued as aforesaid, which are not traded on the New York Stock Exchange or American Stock Exchange; provided that for these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired in units or attached to securities will be deemed to be without value.

(h) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(i) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(j) Invest more than 15% of its net assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

(k)      Purchase interests in real estate limited partnerships.

(l) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of a purchase the Fund's aggregate investment in these instruments would exceed 5% of its total assets.

         In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, at their sole discretion, revoke such policy.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

         The following table sets forth the principal occupations of the Trustees and principal officers of the Trust during the past five years. Unless otherwise indicated, the business address of each is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Investor Services
                                                                                Corporation ("Investor Services"),
                                                                                First Signature Bank and Trust
                                                                                Company and Sovereign Asset
                                                                                Management Corporation
                                                                                ("SAMCorp."); Director, John
                                                                                Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science; Vice
                                                                                Chairman and President, the Adviser
                                                                                (until July 1992); Chairman, John
                                                                                Hancock Distributors, Inc. (until
                                                                                April, 1994).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       17

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dennis S. Aronowitz                     Trustee (3)                             Professor of Law, Boston University
Boston University                                                               School of Law; Trustee, Brookline
Boston, Massachusetts                                                           Savings Bank.
June 1931

Richard P. Chapman, Jr.                 Trustee (1, 3)                          President, Brookline Savings Bank;
160 Washington Street                                                           Director, Federal Home Loan Bank of
Brookline, MA  02147                                                            Boston (lending); Director, Lumber
February 1935                                                                   Insurance Companies (fire and
                                                                                casualty insurance); Trustee,
                                                                                Northeastern University (education);
                                                                                Director, Depositors Insurance Fund,
                                                                                Inc. (insurance).

William J. Cosgrove                     Trustee (3)                             Vice President, Senior Banker and
20 Buttonwood Place                                                             Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                         N.A. (retired September 1991);
January 1933                                                                    Executive Vice President, Citadel
                                                                                Group Representatives, Inc.; EVP
                                                                                Resource Evaluation, Inc.
                                                                                (consulting) (until October 1993);
                                                                                Trustee, the Hudson City Savings
                                                                                Bank (since 1995).









-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       18

                                        Positions Held                         Principal Occupations(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------

Douglas M. Costle                       Trustee (1, 3)                          Director, Chairman of the Board and
RR2 Box 480                                                                     Distinguished Senior Fellow,
Woodstock, VT  05091                                                            Institute for Sustainable
July 1939                                                                       Communities, Montpelier, Vermont
                                                                                (since 1991); Dean Vermont Law
                                                                                School (until 1991); Director, Air
                                                                                and Water Technologies Corporation
                                                                                (environmental services and
                                                                                equipment), Niagara Mohawk Power
                                                                                Company (electric services) and
                                                                                Mitretek Systems (governmental
                                                                                consulting services).

Leland O. Erdahl                        Trustee (3)                             Director, Santa Fe Ingredients
8046 Mackenzie Court                                                            Company of California, Inc. and
Las Vegas, NV  89129                                                            Santa Fe Ingredients Company, Inc.
December 1928                                                                   (private food processing companies),
                                                                                Uranium Resources, Inc.; President,
                                                                                Stolar, Inc. (1987-1991); President,
                                                                                Albuquerque Uranium Corporation
                                                                                (1985-1992); Director,
                                                                                Freeport-McMoRan Copper & Gold
                                                                                Company, Inc., Hecla Mining Company,
                                                                                Canyon Resources Corporation and
                                                                                Original Sixteen to One Mines, Inc.
                                                                                (1984-1987 and 1991-1995)
                                                                                (management consultant).




-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       19

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard A. Farrell                      Trustee(3)                              President of Farrell, Healer & Co.,
Venture Capital Partners                                                        (venture capital management firm)
160 Federal Street                                                              (since 1980);  Prior to 1980, headed
23rd Floor                                                                      the venture capital group at Bank of
Boston, MA  02110                                                               Boston Corporation.
November 1932

Gail D. Fosler                          Trustee (3)                             Vice President and Chief Economist,
4104 Woodbine Street                                                            The Conference Board (non-profit
Chevy Chase, MD  20815                                                          economic and business research).
December 1947

William F. Glavin                       Trustee (3)                             President, Babson College; Vice
Babson College                                                                  Chairman, Xerox Corporation (until
Horn Library                                                                    June 1989); Director, Caldor Inc.,
Babson Park, MA 02157                                                           Reebok, Ltd. (since 1994) and Inco
March 1931                                                                      Ltd.

Anne C. Hodsdon *                       Trustee and President (1,2)             President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Investor Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).




-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       20

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Dr. John A. Moore                       Trustee (3)                             President and Chief Executive
Institute for Evaluating Health Risks                                           Officer, Institute for Evaluating
1629 K Street NW                                                                Health Risks, (nonprofit
Suite 402                                                                       institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee (3)                             Cornell Institute of Public Affairs,
Cornell University                                                              Cornell University (since August
Institute of Public Affairs                                                     1996); President Emeritus of Wells
364 Upson Hall                                                                  College and St. Lawrence University;
Ithica, NY  14853                                                               Director, Niagara Mohawk Power
May 1943                                                                        Corporation (electric utility) and
                                                                                Security Mutual Life (insurance).

John W. Pratt                           Trustee (3)                             Professor of Business Administration
2 Gray Gardens East                                                             at Harvard University Graduate
Cambridge, MA  02138                                                            School of Business Administration
September 1931                                                                  (since 1961).









-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       21

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Investor Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993)

Edward J. Spellman, CPA                 Trustee (3)                             Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                            (retired June 1990).
Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment      Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                             Officer, the Adviser; Director, the
Boston, MA  02199                                                               Adviser, Advisers International,
July 1938                                                                       John Hancock Funds, Investor
                                                                                Services, SAMCorp., Insurance
                                                                                Agency, Inc., Southeastern Thrift &
                                                                                Bank Fund and NM Capital; Senior
                                                                                Vice President, The Berkeley Group;
                                                                                President, the Adviser (until
                                                                                December 1994);






-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

                                       22

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Investor Services.
February 1935
John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Investor Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Investor Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946














-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The Trustees not listed below were not Trustees of the Trust as of the end of the Fund's last completed fiscal year. The three non-Independent Trustees, Messrs. Boudreau and Scipione and Ms. Hodsdon, and each of the officers of the Trust are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                                  Total Compensation From
                                   Aggregate Compensation      the Fund and John Hancock Fund
Independent Trustees                  From the Fund(1)            Complex to Trustees(2)
--------------------                  ----------------            ----------------------
Dennis S. Aronowitz                        $154                        $  61,050
Richard P. Chapman, Jr.                     158                           62,800
William J. Cosgrove                         154                           61,050
Gail D. Fosler                              154                           60,800
Bayard Henry*                               144                           58,850
Edward J. Spellman                          154                           61,050
                                           ----                         --------
TOTALS                                     $918                         $365,600

(1)      Compensation is for the fiscal year ended December 31, 1995.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995. As of such date there were 61 funds in the John Hancock Fund Complex, of which each of these Independent Trustees served 16.

* Mr. Henry retired from his position as a Trustee of the Fund effective April 26, 1996.

+ As of December 31, 1995 the value of the aggregate accrued deferred compensation from each Fund in the John Hancock Fund Complex for Mr. Chapman was $54,681 and for Mr. Cosgrove was $54,243 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

         The Trustees and officers of the Fund may at times be the record holders of in excess of 5% of the shares of the Fund by virtue of holding shares in "street name." As of August 5, 1996 the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

         As of August 5, 1996 the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund listed below:

                                                                  Number of shares       Percentage of total
                                                                  of beneficial          outstanding shares of
Name and Address of Shareholder          Class of Shares          Interest Owned         the Class of the Fund
-------------------------------          ---------------          --------------         ---------------------
Merrill Lynch Pierce Fenner &            Class B Shares                152,433                  7.98%
Smith, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

INVESTMENT ADVISORY,
SUB-ADVISORY AND OTHER SERVICES

         The Fund receives its investment advice from the Advisers. Each of the Trustees and principal officers of the Fund who is also an affiliated person of the Advisers is named above, together with the capacity in which such person is affiliated with the Fund and the Advisers.

         The Fund has entered into an investment management contract with the Adviser and an investment sub-advisory contract with the Sub-Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the management of the Fund's portfolio assets.

         The Adviser has entered into a sub-investment management contract with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Advisers or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Advisers for the Fund or for other funds or clients for which one of the Advisers renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of one of the Advisers or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         No person other than the Advisers and their directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Advisers may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act of 1940, but excluding certain distribution related activities required to be paid by the Adviser or John Hancock Funds) and the continuous public offering of the shares of the Fund are borne by the Fund.

         As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, of 0.70% of the average of the daily net assets of the Fund. For its sub-advisory services, the Adviser pays the Sub-Adviser monthly a sub-advisory fee of 40% of the fee received by the Adviser for managing the Fund. The Fund is not responsible for payment of the Sub-Adviser's fee.

         The Adviser has voluntarily agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee (as described below under "Distribution contract")), to 0.40% of the Fund's average daily net assets. The Adviser reserves the right to terminate this voluntary limitation in the future.

         If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

         On December 31, 1995, the net assets of the Fund were $29,838,736. For the year ended December 31, 1995 and the period ended December 31, 1994, the Adviser's management fee was $140,122 and $18,489 respectively, prior to expense reduction. After expense reduction by the Adviser, the Adviser's management fees for the periods ended December 31, 1994 and December 31, 1995 were zero.

         Pursuant to the investment management contract and sub-advisory contract, the Adviser and Sub-Adviser are not liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or the Sub-Adviser in the performance of their duties or from their reckless disregard of their obligations and duties under the applicable contract.

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $18 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. The Sub-Adviser was organized in 1977 and is also an indirect subsidiary of the Life Company and provides investment management advisory services for institutional and individual investors. The Sub-Adviser manages approximately $1.3 billion in assets. With total assets under management of approximately $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries the highest ratings from S&P's and A.M. Best's. Founded in 1862, the Life Insurance Company has been serving clients for over 130 years.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The investment management contract, the investment sub-advisory contract and the distribution contract discussed below continue in effect from year to year if approved annually by vote of a majority of the Trust's Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trust's Trustees or the holders of a majority of the Trust's outstanding voting securities. Each of these contracts automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

         The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.


DISTRIBUTION CONTRACT

         The Fund has a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of the Fund. Shares of the Fund are sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Fund, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Fund's Prospectus.

         The Trust's Trustees adopted Distribution Plans on behalf of the Fund with respect to the Fund's Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees for Class A and Class B shares, at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to the respective class of shares. However, the amount of the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date these expenses were incurred. In the event that John Hancock Funds is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability. For the period ended December 31, 1995 an aggregate of $807,110 of distribution expenses or 7.5% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

         The Plans were approved by a majority of the voting securities of the applicable class of the Fund. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

         Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

         During the fiscal year ended December 31, 1995, the Fund paid John Hancock Funds the following amounts of expenses with respect to the Class A shares and Class B shares of the Fund:

                                                          Expense Items
                                                          -------------

                                        Printing and
                                         Mailing of                        Expenses of         Interest
                                        Prospectus to     Compensation        John            Carrying or
                                            New            to Selling        Hancock         Other Finance
                      Advertising       Shareholders         Brokers          Funds             Charges
                      -----------       ------------         -------          -----             -------
Class A Shares           $12,428          $1,300             $ 1,605          $12,438            $    0
Class B Shares           $40,449          $2,812             $14,029          $41,007            $9,306

         Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

         When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the
Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."


NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded.

         Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If accurate quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

         The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.


INITIAL SALES CHARGE ON CLASS A SHARES

         The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.

o A bank, trust company, credit union, savings institution or other depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.

o A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o        A member of an approved affinity group financial services plan.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


Amount Invested                                       CDSC Rate
---------------                                       ---------
$1 million to $4,999,999                                1.00%
Next $5 million to $9,999,999                           0.50%
Amounts of $10 million and over                         0.25%


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. The reduced sales charges are also applicable to investments made over a thirteen-month period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight
(48) month period. These qualified retirement plans include IRA, SEP, SARSEP, and 401(k), 403(b) (including TSAs) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

         Class A shares may be purchased without a sales charge by clients of the Sub-Adviser if funds are transferred directly to the Fund from accounts managed by the Sub-Adviser.

         Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. Upon redemption, appreciation is effective only on a per share basis for those shares being redeemed. Appreciation of shares cannot be redeemed CDSC free at the account level.

         When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:


*         Proceeds of 50 shares redeemed at $12 per share                   $600
*         Minus proceeds of 10 shares not subject to CDSC                   -120
          (dividend reinvestment)
*         Minus appreciation on remaining shares (40 shares X $2)            -80
                                                                            ----
*         Amount subject to CDSC                                            $400


        Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in these circumstances:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than [$1,000].
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

         For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Internal Revenue Code unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

---------------------------------------------------------------------------------------------------------------
Type of               401(a) Plan          403(b)            457              IRA, IRA          Non-
Distribution          (401(k), MPP,                                           Rollover          Retirement
                      PSP)
---------------------------------------------------------------------------------------------------------------
Death or              Waived               Waived            Waived           Waived            Waived
Disability
---------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived               Waived            Waived           Waived for        12% of
                                                                              mandatory         account value
                                                                              distributions     annually in
                                                                              or 12% of         periodic
                                                                              account value     payments
                                                                              annually in
                                                                              periodic
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2        Waived               Waived            Waived           Waived for Life   12% of
and 70 1/2                                                                    Expectancy or     account value
                                                                              12% of account    annually in
                                                                              value annually    periodic
                                                                              in periodic       payments
                                                                              payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived               Waived for        Waived for       Waived for        12% of
                                           annuity           annuity          annuity           account value
                                           payments (72t)    payments (72t)   payments (72t)    annually in
                                           or 12% of         or 12% of        or 12% of         periodic
                                           account value     account value    account value     payments
                                           annually in       annually in      annually in
                                           periodic          periodic         periodic
                                           payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                 Waived               Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of        Not Waived           Not Waived        Not Waived       Not Waived        N/A
Plan
---------------------------------------------------------------------------------------------------------------
Hardships             Waived               Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Return of Excess      Waived               Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.


SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program applies solely to Class A shares of the Fund and is explained more fully in the Prospectus and the Account Privilege Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."


DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund.
Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A shares or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

         Unless otherwise required by the Investment Company Act of 1940 or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         Pursuant to an order granted by the SEC, the Fund has adopted a deferred compensation plan for its Independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

         Notwithstanding the fact that the Prospectus is a combined prospectus for the Fund and other John Hancock mutual funds, the Fund shall not be liable for the liabilities of any other John Hancock mutual fund.

TAX STATUS

         Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for this tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's Federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a Federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities, possibly including certain currency positions or derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income (computed without regard to such a loss but after considering the post-October loss regulations) the resulting overall ordinary loss for such a year would not be deductible by the Fund or its shareholders in future years.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

         If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would required the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The amount of net realized capital gains, if any, in any given year will vary depending upon the Advisers' current investment strategy and whether the Advisers believe it to be in the best interest of the Fund to dispose of portfolio securities or engage in certain other transactions or derivatives that will generate capital gains . At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for those shares and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. This gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed for tax purposes to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute, at least annually, all net capital gain annually, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. Presently, there are no capital loss carryforwards to offset future net realized capital gains.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions, foreign currency positions, and foreign currency forward contracts. Certain of these transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency forwards, options and futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules applicable to options, futures or forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

         For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Fund shares may also be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures contracts, and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any Federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax laws as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under the laws. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of and receipt of distributions from the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

         The average annual total return of the Class A shares of the Fund, for the one year period ended December 31, 1995 and since commencement of operations, January 3, 1994 was 14.28% and 11.01%, respectively.

         The average annual total return of the Class B shares of the fund for the one year period ended December 31, 1995 and since commencement of operations, January 3, 1994 was 14.11% and 10.78%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P - 1



Where:

P        =     a hypothetical initial investment of $1,000.
T        =     average annual total return.
n        =     number of years.
ERV      =     ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

         The result of the above calculation is an average and is not the same as the actual year-to-year results.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper -Mutual Performance Analysis," a monthly publication which tracks net assets, total return and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Advisers pursuant to recommendations made by an investment committee, which consists of officers and directors of the Advisers and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Advisers, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commission paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Advisers may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended on December 31, 1995 and 1994, the Fund paid negotiated brokerage commissions of $78,514 and $24,810, respectively.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies the Trustees may adopt from time to time. During the period ended December 31, 1995, the Fund paid no commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities.

         The Adviser's indirect parent, the Life Insurance Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, two of which, Tucker Anthony Incorporated, John Hancock Distributors, and Sutro & Company, Inc., are broker-dealers ("Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through affiliated Brokers. During the period ended December 31, 1995, the Fund did not execute any portfolio transactions with affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.


TRANSFER AGENT SERVICES

         John Hancock Investors Services, Inc., P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Insurance Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services an annual fee for Class A shares of $16.00 per shareholder account and for Class B shares of $18.50 per shareholder account plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young audits and renders an opinion on the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

                                   APPENDIX A

                           Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                         STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                              FINANCIAL STATEMENTS






































                                      F-1